UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  October 11, 2007



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                60425
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(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
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           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 11, 2007, Landauer, Inc. (the "Company") fully executed a loan agreement with U.S. Bank National Association ("U.S. Bank" or the "Bank"). The loan agreement, dated as of October 5, 2007, provides for a credit facility under which the Company may request funds from U.S. Bank, in a total aggregate amount of up to $15.0 million, to be used for working capital and other general business purposes. Revolving loans may be borrowed, repaid, and borrowed again until October 31, 2009, the maturity date of the loan. Borrowings under the credit facility bear interest rates based on the prime rate or LIBOR, at the option of the Company. To elect its interest rate the Company must provide required notice to the Bank and may not identify more than five advances which will bear interest at the LIBOR rate.

      The loan agreement contains customary representations and warranties, certain affirmative and negative covenants as well as events that constitute events of default. The occurrence of an event of default could result in the acceleration of the obligations under the loan agreement.
The loan agreement requires the Company to maintain a minimum tangible net worth of not less than $22.5 million and a ratio of funded debt to EBITDA of less than or equal to 1.0. The loan agreement's affirmative covenants require the Company to, among other things, deliver its financial statements, comply with applicable laws, and maintain its property and insurance. The loan agreement's negative covenants limit or restrict the Company's ability to, among other things, incur indebtedness, grant liens, make investments and consummate acquisitions or mergers. Certain of these covenants are subject to certain exceptions which are outlined in the loan agreement.

      The foregoing summary of the material terms of the loan agreement is qualified in its entirety by the complete terms and conditions of the actual loan agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing summary may not contain all of the information about the loan agreement that is important to you.



ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      The information described in Item 1.01 above is incorporated herein by reference.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

            10.1  Loan agreement between Landauer, Inc. and U.S.
                  Bank National Association, dated October 5, 2007


















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                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.


Dated:  October 17, 2007            /s/ Jonathon M. Singer
                                    -----------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President,
                                    Treasurer, and Secretary
                                    (Principal Financial and
                                    Accounting Officer)




















































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


                               EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------

10.1              Loan agreement between Landauer, Inc. and U.S.
                  Bank National Association, dated October 5, 2007





























































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